EXHIBIT 10(c)

FIRST AMENDMENT TO LOAN AGREEMENT

THIS FIRST AMENDMENT TO LOAN AGREEMENT (this "Amendment") is made and entered into as of the 16th day of April, 2004, by and among (a) LABARGE, INC., a Delaware corporation (the "Company") and LABARGE ELECTRONICS, INC., a Missouri corporation ("LaBarge Electronics") (individually, a "Borrower" and collectively, the "Borrowers"), (b) U.S. BANK NATIONAL ASSOCIATION and NATIONAL CITY BANK OF PENNSYLVANIA (individually, a "Lender" and collectively, the "Lenders") and (c) U.S. BANK NATIONAL ASSOCIATION, as agent for the Lenders (in such capacity, the "Agent").

WITNESSETH:

WHEREAS, the Borrowers, the Lenders and the Agent are parties to that certain Loan Agreement dated as of February 17, 2004 (the "Loan Agreement"; all capitalized terms used and not otherwise defined in this Amendment shall have the respective meanings ascribed to them in the Loan Agreement as amended by this Amendment); and

WHEREAS, the Borrowers desire to amend the Loan Agreement in the manner hereinafter set forth and the Lenders and the Agent are willing to agree thereto on the terms and conditions hereinafter set forth;

NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrowers, the Lenders and the Agent hereby agree as follows:

1. Section 5.01(o)(iii) of the Loan Agreement is hereby deleted in its entirety and the following substituted in lieu thereof:

"(iii)    Minimum Consolidated Net Worth. The Company will at all times have a Consolidated Net Worth of not less than the sum of (A) $32,000,000.00 plus (B) Fifty Percent (50%) of Consolidated Net Income (with no deductions for losses) during each fiscal quarter of the Company ending after the date of this Agreement (such required increases to be cumulative for each such fiscal quarter) plus (C) One Hundred Percent (100%) of the net proceeds received by the Company on or after the date of this Agreement from the issuance of any capital stock of other equity interests of the Company."

2. Exhibit G to the Loan Agreement is hereby deleted in its entirety and the Exhibit G attached to this Amendment is substituted in lieu thereof.

3.    The Borrowers hereby jointly and severally agree to reimburse the Agent upon demand for all out-of-pocket costs and expenses, including, without limitation, reasonable attorneys' fees and expenses, incurred by the Agent in the preparation, negotiation and execution of this Amendment and any and all other agreements, documents, instruments and/or certificates relating to the amendment of the Borrowers' existing credit facilities from the Lenders. All of the obligations of the Borrowers under this paragraph shall survive the payment of the Borrower's Obligations owed by each Borrower and the termination of the Loan Agreement.

4.    All references in the Loan Agreement to "this Agreement" and any other references of similar import shall henceforth mean the Loan Agreement as amended by this Amendment and as the same may from time to time be further amended, modified, extended, renewed or restated. All references in the other Transaction Documents to the Loan Agreement and any other references of similar import shall henceforth mean the Loan Agreement as amended by this Amendment and as the same may from time to time be further amended, modified, extended, renewed or restated. Except to the extent specifically amended by this Amendment, all of the terms, provisions, conditions, covenants, representations and warranties contained in the Loan Agreement shall be and remain in full force and effect and the same are hereby ratified and confirmed.

5.    This Amendment shall be binding upon and inure to the benefit of the Borrowers, the Lenders and the Agent and their respective successors and assigns, except that neither Borrower may assign, transfer or delegate any of its rights or obligations under the Loan Agreement as amended by this Amendment.

6. Each Borrower hereby represents and warrants to the Agent and each Lender that:

(a)    the execution, delivery and performance by such Borrower of this Amendment are within the corporate powers of such Borrower, have been duly authorized by all necessary corporate action on the part of such Borrower and require no consent of, action by or in respect of, or filing, recording or registration with, any governmental or regulatory body, instrumentality, authority, agency or official or any other Person;

(b)    the execution, delivery and performance by such Borrower of this Amendment do not conflict with, or result in a breach of the terms, conditions or provisions of, or constitute a default under or result in any violation of, the terms of the Certificate or Articles of Incorporation or By-Laws of such Borrower, any applicable law, rule, regulation, order, writ, judgment or decree of any court or governmental or regulatory body, instrumentality, authority, agency or official or any agreement, document or instrument to which such Borrower is a party or by which such Borrower or any of its Property or assets is bound or to which such Borrower or any of its Property or assets is subject;

(c) this Amendment has been duly executed and delivered by such Borrower and constitutes the legal, valid and binding obligation of such Borrower enforceable in accordance with its terms;

(d)    all of the representations and warranties made by such Borrower and/or any other Obligor in the Loan Agreement and/or in any other Transaction Document are true and correct in all material respects on and as of the date of this Amendment as if made on and as of the date of this Amendment; and

(e) as of the date of this Amendment and after giving effect to this Amendment, no Default or Event of Default under or within the meaning of the Loan Agreement has occurred and is continuing.

7. In the event of any inconsistency or conflict between this Amendment and the Loan Agreement, the terms, provisions and conditions contained in this Amendment shall govern and control.

8. This Amendment shall be governed by and construed in accordance with the substantive laws of the State of Missouri (without reference to conflict of law principles).

9.    ORAL AGREEMENTS OR COMMITMENTS TO LOAN MONEY, EXTEND CREDIT OR TO FORBEAR FROM ENFORCING REPAYMENT OF A DEBT, INCLUDING PROMISES TO EXTEND OR RENEW SUCH DEBT, ARE NOT ENFORCEABLE. TO PROTECT THE BORROWERS, THE LENDERS AND THE AGENT FROM MISUNDERSTANDING OR DISAPPOINTMENT, ANY AGREEMENTS REACHED BY THE BORROWERS, THE LENDERS AND THE AGENT COVERING SUCH MATTERS ARE CONTAINED IN THE LOAN AGREEMENT AS AMENDED BY THIS AMENDMENT AND THE OTHER TRANSACTION DOCUMENTS, WHICH LOAN AGREEMENT AS AMENDED BY THIS AMENDMENT AND OTHER TRANSACTION DOCUMENTS ARE A COMPLETE AND EXCLUSIVE STATEMENT OF THE AGREEMENTS AMONG THE BORROWERS, THE LENDERS AND THE AGENT, EXCEPT AS THE BORROWERS, THE LENDERS AND THE AGENT MAY LATER AGREE IN WRITING TO MODIFY THEM.

10.    This Agreement may be executed in any number of counterparts (including facsimile counterparts), each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

11. Notwithstanding any provision contained in this Amendment to the contrary, this Amendment shall not be effective unless and until the Agent shall have received:

(a) this Amendment, duly executed by each Borrower and each Lender;

(b)    a consent of guarantors (which must be in form and substance satisfactory to the Agent and each Lender), duly executed by each of LaBarge Electronics, LaBarge - OCS, LaBarge Properties, LaBarge/STC and Pinnacle POS; and

(c)    a consent of guarantors (which must be in form and substance satisfactory to the Agent and each Lender), duly executed by each of the Company, LaBarge - OCS, LaBarge Properties, LaBarge/STC and Pinnacle POS.

IN WITNESS WHEREOF, the Borrowers, the Lenders and the Agent have executed this First Amendment to Loan Agreement as of the 16th day of April, 2004.

LABARGE, INC.

By /S/DONALD H. NONNENKAMP
Name: Donald H. Nonnenkamp
Title: Vice President and CFO

LABARGE, INC.

By /S/DONALD H. NONNENKAMP
Name: Donald H. Nonnenkamp
Title: Vice President and CFO

U.S. BANK NATIONAL ASSOCIATION

By /S/THOMAS S. SHERMAN
Name: Thomas S. Sherman
Title: Vice President

NATIONAL CITY BANK OF PENNSYLVANIA

By /S/JOHN E. CICCOLELLA
Name: John E. Ciccolella
Title: Vice President

U.S. BANK NATIONAL ASSOCIATION, as Agent

By /S/THOMAS S. SHERMAN
Name: Thomas S. Sherman
Title: Vice President
EXHIBIT G

[Date]

U.S. Bank National Association, as Agent
721 Locust Street
First Floor, Bank Lobby
St. Louis, Missouri 63101
Attention: Commercial Lending Department

The Lenders from time to time party to the
Loan Agreement referred to below

Ladies and Gentlemen:

     Reference is hereby made to that certain Loan Agreement dated as of February 17, 2004, by and among LaBarge, Inc., a Delaware corporation (the "Company"), LaBarge Electronics, Inc., a Missouri corporation ("LaBarge Electronics"), the lenders from time to time party thereto (collectively, the "Lenders") and U.S. Bank National Association, as agent for the Lenders (in such capacity, the "Agent"), as amended by that certain First Amendment to Loan Agreement dated as of April 16, 2004, and as the same may from time to time be further amended, modified, extended, renewed or restated (the "Loan Agreement"). All capitalized terms used and not otherwise defined herein (including all capitalized terms used in Schedule 1 attached hereto) shall have the respective meanings ascribed to them in the Loan Agreement.

The Company hereby certifies to the Agent and each Lender that as of the date hereof:

     (a)   except as set forth below, all of the representations and warranties made by the Company, LaBarge Electronics and/or any other Obligor in the Loan Agreement and/or in any other Transaction Document are true and correct in all material respects on and as of the date of this Certificate as if made on and as of the date of this Certificate:

Exceptions: ;

(b) except as set forth below, no Default or Event of Default has occurred and is continuing:

Exceptions: ;

       (c)   the financial statements of the Company and its Subsidiaries delivered to you with this letter are true, correct and complete in all material respects and have been prepared in accordance with GAAP (subject, in the case of any interim financial statements, to normal year-end adjustments and absence of footnote disclosures); and

     (d)   Schedule 1 to this letter is a determination of the Company's compliance with the financial covenants set forth in Section 5.01(o) of the Loan Agreement as of , 20 , in each case calculated in accordance with the Loan Agreement.

Very truly yours,

LABARGE, INC.

By
Name:
Title:
SCHEDULE 1

Financial Covenant Information
as of , 20

A. CONSOLIDATED EBITDA
(for the four consecutive fiscal quarter period of the Company ended , 20 )

1. Consolidated Net Income $
2. Consolidated Interest Expense $
3. Consolidated income tax expense $
4. Consolidated depreciation and amortization expense $
5. Extraordinary losses $
6. Losses from the sale or other disposition of Property other than in the ordinary course of business $
7. Non-cash charge required for impairment of goodwill under FASB 142 $__________
8. Extraordinary gains $
9. Gains from the sale or other disposition of Property other than in the ordinary course of business $
10. Consolidated EBITDA [Sum of Line A.1 plus Line A.2 plus Line A.3 plus Line A.4 plus Line A.5 plus Line A.6 plus Line A.7 minus
Line A.8 minus Line A.9] $ ______

B. CONSOLIDATED OPERATING CASH FLOW
(for the four consecutive fiscal quarter period of the Company ended , 20 )

1. Consolidated EBITDA [Line A.10 above] $
2. Consolidated Operating Lease Expense $
3. Consolidated income tax expense $
4. Capital Expenditures (net of Debt incurred) $
5. Consolidated Operating Cash Flow [Sum of Line B.1 plus Line B.2 minus Line
B.3 minus Line B.4] $

C. CONSOLIDATED FIXED CHARGES
(for the four consecutive fiscal quarter period of the Company ended , 20 )

1. Required Principal Payments $
2. Consolidated Interest Expense $ _____
3. Consolidated Operating Lease Expense $_____
4. Distributions $____
5. Consolidated Fixed Charges [Sum of Line C.1 plus Line C.2 plus Line
C.3 plus Line C.4] $ _____

D. MINIMUM CONSOLIDATED FIXED CHARGE COVERAGE RATIO
(as of , 20 )

1. Consolidated Operating Cash Flow [Line B.5 above] $_____
2. Consolidated Fixed Charges [Line C.5 above) $
3. Consolidated Debt to Consolidated EBITDA Ratio (Line D.1 divided by
Line D.2] to 1.0
4. Minimum Consolidated Fixed Charge Coverage Ratio permitted by
Section 5.01(o)(i) 1.2 to 1.0
E. MAXIMUM CONSOLIDATED DEBT TO CONSOLIDATED EBIDTA RATIO
(as of , 20 )

1. Consolidated Debt (excludes Subordinated Debt) $ _____
2. Consolidated EBITDA [Line A.10 above) $ _____
3. Consolidated Debt to Consolidated EBITDA Ratio (Line E.1 divided by
Line E.2] to 1.0
4. Maximum Consolidated Debt to Consolidated EBITDA Ratio permitted by
Section 5.01(o)(ii) to 1.0

F. MINIMUM CONSOLIDATED NET WORTH
(as of , 20 )

1. 50% of Consolidated Net Income (with no deductions for losses) during each fiscal quarter of the Company ended after February 17, 2004 (such required increases to be cumulative for each such fiscal quarter) $ ______
2. 100% of the net proceeds received by the Company on or after February
17, 2004, from the issuance of any capital stock of other equity interests of the Company $______
3. Minimum Consolidated Net Worth required by Section 5.01(o)(iii) [Sum of
$32,000,000.00 plus Line F.1 plus Line F.2] $
4. Actual Consolidated Net Worth $ __ ___
CONSENT OF GUARANTORS

            Each of the undersigned hereby consents to the terms, provisions and conditions contained in that certain First Amendment to Loan Agreement dated as of April 16, 2004, by and among (a) LaBarge, Inc., a Delaware corporation (the "Company") and LaBarge Electronics, Inc., a Missouri corporation ("LaBarge Electronics") (individually, a "Borrower" and collectively, the "Borrowers"), (b) U.S. Bank National Association and National City Bank of Pennsylvania (individually, a "Lender" and collectively, the "Lenders") and (c) U.S. Bank National Association, as agent for the Lenders (in such capacity, the "Agent") (the "First Amendment to Loan Agreement"). Each of the undersigned hereby acknowledges and agrees that (a) the execution and delivery of the First Amendment to Loan Agreement by the Borrowers to the Agent and the Lenders will not adversely affect or impair any of its obligations to the Agent and/or any Lender under that certain Guaranty dated as of February 17, 2004, and executed by the undersigned in favor of the Agent and the Lenders with respect to the indebtedness of the Company to the Agent and the Lenders (the "Revolving Credit Guaranty"), (b) payment of all of the "Borrower's Obligations" (as defined in that certain Loan Agreement dated as of February 17, 2004, by and among the Borrowers, the Lenders and the Agent, as amended by the First Amendment to Loan Agreement and as the same may from time to time be further amended, modified, extended, renewed or restated) owed by the Company is guaranteed to the Agent and the Lenders by such undersigned pursuant to the terms of the Revolving Credit Guaranty and (c) the Revolving Credit Guaranty is in full force and effect on the date hereof and the same is hereby ratified and confirmed.

Executed as of the 16th day of April, 2004.

LABARGE ELECTRONICS, INC., Guarantor

By: /S/DONALD H. NONNENKAMP.
Name: Donald H. Nonnenkamp
Title: Vice President and CFO

LABARGE/STC, INC., Guarantor

By: /S/DONALD H. NONNENKAMP.
Name: Donald H. Nonnenkamp
Title: Vice President and CFO

LABARGE - OCS, INC., Guarantor

By: /S/DONALD H. NONNENKAMP.
Name: Donald H. Nonnenkamp
Title: Vice President

LABARGE PROPERTIES, INC., Guarantor

By: /S/DONALD H. NONNENKAMP.
Name: Donald H. Nonnenkamp
Title: Vice President

PINNACLE POS, LLC, Guarantor

By: /S/DONALD H. NONNENKAMP.
Name: Donald H. Nonnenkamp
Title: Vice President

CONSENT OF GUARANTORS

     Each of the undersigned hereby consents to the terms, provisions and conditions contained in that certain First Amendment to Loan Agreement dated as of April 16, 2004, by and among (a) LaBarge, Inc., a Delaware corporation (the "Company") and LaBarge Electronics, Inc., a Missouri corporation ("LaBarge Electronics") (individually, a "Borrower" and collectively, the "Borrowers"), (b) U.S. Bank National Association and National City Bank of Pennsylvania (individually, a "Lender" and collectively, the "Lenders") and (c) U.S. Bank National Association, as agent for the Lenders (in such capacity, the "Agent") (the "First Amendment to Loan Agreement"). Each of the undersigned hereby acknowledges and agrees that (a) the execution and delivery of the First Amendment to Loan Agreement by the Borrowers to the Agent and the Lenders will not adversely affect or impair any of its obligations to the Agent and/or any Lender under that certain Guaranty dated as of February 17, 2004, and executed by the undersigned in favor of the Agent and the Lenders with respect to the indebtedness of LaBarge Electronics to the Agent and the Lenders (the "Term Loan Guaranty"), (b) payment of all of the "Borrower's Obligations" (as defined in that certain Loan Agreement dated as of February 17, 2004, by and among the Borrowers, the Lenders and the Agent, as amended by the First Amendment to Loan Agreement and as the same may from time to time be further amended, modified, extended, renewed or restated) owed by LaBarge Electronics is guaranteed to the Agent and the Lenders by such undersigned pursuant to the terms of the Term Loan Guaranty and (c) the Term Loan Guaranty is in full force and effect on the date hereof and the same is hereby ratified and confirmed.

Executed as of the 16th day of April, 2004.

LABARGE, INC., Guarantor

By: /S/DONALD H. NONNENKAMP.
Name: Donald H. Nonnenkamp
Title: Vice President

LABARGE/STC, INC., Guarantor

By: /S/DONALD H. NONNENKAMP.
Name: Donald H. Nonnenkamp
Title: Vice President

LABARGE - OCS, INC., Guarantor

By: /S/DONALD H. NONNENKAMP.
Name: Donald H. Nonnenkamp
Title: Vice President

LABARGE PROPERTIES, INC., Guarantor

By: /S/DONALD H. NONNENKAMP.
Name: Donald H. Nonnenkamp
Title: Vice President

PINNACLE POS, LLC, Guarantor

By: /S/DONALD H. NONNENKAMP.
Name: Donald H. Nonnenkamp
Title: Vice President